CONTROL #_______

Exhibit 10(t)

                              COLLOCATION AGREEMENT
                              ---------------------

         This Collocation Agreement (the "Agreement") is made as of the 28th day of August, 1997 by and between TCG, a New York General Partnership having an office and place of business at 2720 East Camelback, Phoenix, Arizona, ("TCG"), and Sandbox Entertainment, a Delaware Corporation having an office and place of business at 2231 East Camelback, Phoenix, Arizona ("Customer").

         WHEREAS, by Lease dated __________________, (the "Lease") by and between Carr America, as Landlord (the "Landlord") and TCG, TCG is leasing from the Landlord certain premises in 2720 East Camelback in the City of Phoenix, County of Maricopa, and the State of Arizona (the "Premises"); and

         WHEREAS, Customer and TCG desire to enter into an agreement so that Customer may place certain equipment in a portion of the Premises (the "Space"); and

         WHEREAS, Customer is familiar with the applicable provisions of the Lease;

         NOW, THEREFORE, in consideration of the mutual covenants herein, it is agreed as follows:

1. SPACE.

         (a) This Collocation Agreement consists of this Agreement together with Exhibits A, B, C and D, which are attached hereto and incorporated herein by reference.

         (b) TCG agrees to allow Customer to place certain equipment (the "Equipment") as defined in Exhibit A, attached hereto and made a part hereof, in the Space subject and subordinate to the terms and provisions of the Lease and to Paragraph 17 hereof. Such equipment shall be approved by TCG prior to installation int he Space and shall not exceed the Standard Dimensions identified on Exhibit A. The equipment to be placed in the Space shall be limited to no more than requested or reserved.

         (c) Upon sixty (60) days' prior written notice or, in the event of an emergency, or at such time as may be reasonable, TCG may require Customer to relocate the Equipment within the Premises; provided, however, the site of relocation shall afford comparable environmental conditions for the Equipment and comparable accessibility to the Equipment. All costs of relocating the Equipment shall be borne by Customer; provided, however, Customer shall not be required to pay for the cost of improving the Space to which the Equipment may be relocated.
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2. TERM.

         (a) The date on which the Customer's license to occupy the Space commences and the term of the Customer's license to occupy the Space are set forth in the Collocate Schedule(s) (the "Initial Term") and is subject to earlier termination as may be provided herein and/or in the Lease.

         (b) Subject to the conditions specified in Paragraphs (c) and (d) below, Customer shall have the option, upon ninety (90) days' prior written notice to TCG, to renew its license to occupy the Space for the period of time (the "Renewal Periods") and on the terms and conditions which are set forth in this Agreement and the Collocate Schedule relevant thereto. The Initial Term and any Renewal Period(s) are sometimes collectively referred to as the "Term."

         (c) Customer's option to renew its license to occupy the Space shall be contingent on the election by TCG to continue to lease the Premises in which the Space is located for the duration of the Renewal Period(s) and such election to be exercised at the sole discretion of TCG.

         (d) Following the expiration of the Initial Term or any Renewal Periods stated in the Collocate Schedule(s), or failure of the parties to enter into any Renewal Periods, Customer's license shall continue in effect on a month-to-month basis upon the same terms and conditions specified herein. Thereafter, to terminate the license a party shall give the other party thirty (30) days' prior written notice.

         (e) Notwithstanding the foregoing, TCG reserves the right in its sole discretion to terminate this Agreement upon ten (10) days written notice to Customer.

3. CONSIDERATION. Customer agrees to pay TCG at the address first stated above, the amount described on Exhibit B, the Collocate Schedule, attached hereto and incorporated herein.
This amount is payable on the first day of each month.

4. CONDITION OF PREMISES. Customer hereby accepts the Space in an "as is" condition at the commencement of the term of this Agreement, and acknowledges that TCG has no obligation to make alterations, improvements or additions, decorations or changes within the Premises, Space or any part thereof.

5. ASSIGNMENT. Customer agrees that it will not be any way assign or encumber this Agreement and that it will not permit the space to be used by others without written consent of TCG.

6. TERMINATION OR EXPIRATION. Customer shall leave the Space in good condition (except for normal wear and tear) as it was in the beginning of the term of this Agreement, and shall remove any property which it is obligated or permitted to remove pursuant to the terms of the Lease on or before the termination or expiration thereof.
                                        2
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7. SERVICES.

         (a) Network Traffic: TCG shall serve as the Customer's supplier for all telecommunications services (private line, switched access) originating from or terminating in the Space.

         (b) Services: TCG shall provide to customer:

                  i. One (1) 7' x 23" x 24" relay rack or footprint of equivalent size.

                  ii. Access to 110 V AC power outlet for test equipment.

                  iii. Transmission cabling to the collocation Space (non-terminated) -- TCG will wire to a common DSX cross connect. This will serve as the demarcation point between the TCG network and the customer's network. TCG will be responsible for providing this DSX equipment. Customer will be required to wire from the demarcation point to its Equipment. All installation must meet TCG installation Standards.

                  iv. Grounding for relay racks.

                  v. Labor required to anchor relay rack to floor.

                  vi.   Labor   required  to  run  power  feeds  to  relay  rack
(non-terminated); and

                  vii. Environmental conditions of approximately 70 degrees (___) and a 50% humidity level.

         (c) Electricity: TCG shall supply Customer with two (2), ten (10) amp power feeds (one for main; one for standby) at the rate of $6.00 per amp per month. Power requirements in excess shall be ordered in ten (10) amp increments and charged to Customer at the rate of $6.00 per amp per month. Customer shall pay any electric or other utility charges attributable to the Equipment and related use of the Space as described on Exhibit B. Upon thirty (30) days' prior written notice, the monthly rate may be adjusted by TCG from time to time to reflect increases in the rate charged for electricity by the utility provider. Unless otherwise provided for in Exhibit B, if Customer requires 120 VAC power for their Equipment, TCG will provide the -48 VDC power feeds as indicated above and it will be the Customer's responsibility to invert.

8. DEFAULT. In the event of Customer's breach of any term or condition under any new Agreement or any other agreement(s) between TCG and Customer, TCG shall have the right in its sole discretion to immediately terminate upon notice this Agreement and/or any of the other

                                                               CONTROL #________

agreements between the parties in addition to any and all other remedies afforded to TCG under the law or equity.

9. INDEMNIFICATION. Customer covenants and agrees to indemnify and hold TCG harmless from and against any and all suits, actions, claims, damages, charges and expenses, including reasonable attorney fees, for damages or injuries to the Space or premises, and/or for any personal injury or loss of life occurring or claimed to have occurred in, upon, or about the Space or Premises as a result of Customer's negligence or willful misconduct in operating its equipment or use of the Space, unless arising from the negligence or willful misconduct of TCG. TCG shall not be liable to Customer for any damage or losses due to the failure or malfunction of any Equipment or facilities located in the Space.

10. LIMITATIONS OF LIABILITY.

         (a) Liability for Damages to Property. TCG shall not be liable for any damages whatsoever to Customer's property resulting from the installation, maintenance, repair or removal of equipment and associated wiring unless the damage is caused by TCG's willful misconduct or gross negligence.

         (b) Liability for Equipment not Provided by TCG. TCG shall not be liable for any damages whatsoever associated with facilities, or equipment which they do not furnish or for any act or omission of Customer or any other entity furnishing facilities or equipment.

         (c) Liability for Force Majeure Events. TCG shall not be liable for any failure of performance due to causes beyond its control, including but not limited to: acts of God, fire, flood or other catastrophes; any law, order regulation, direction, action or request of the United States Government, or of any other government, including state and local governments having or claiming jurisdiction over TCG or of any department, agency, commission, bureau, corporation, or other instrumentality of any federal, state, or local government, or of any civil or military authority; national emergencies; unavailability of materials or rights-of-way; insurrections; riots; wars; or strikes, lock-outs, work stoppages, labor difficulties, or utilities/power outages.

         (d) No Special Damages. In no event shall TCG be liable for special, consequential, lost profit, exemplary, or punitive damages as a result of its performance or nonperformance of this Agreement.

11. CASUALTY OR EMINENT DOMAIN. In the event of any taking by eminent domain or damage by fire or other casualty to the Premises and/or Space, Customer shall acquiesce and be bound by any action taken by or agreement entered into between TCG and Landlord with respect thereto.
                                        4
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                                                               CONTROL #________

12. NO BROKER. Customer represents that it has not dealt with any broker in connection with this Agreement and that Customer shall hold TCG harmless from and against any and all claims for brokerage commissions in connection therewith.

13. ENTIRE AGREEMENT. All prior agreements and understandings of the parties are merged within this Agreement, which alone fully and completely sets forth the understanding of the parties with respect to the subject matter of this Agreement. This Agreement shall not be modified without the prior written consent of the parties.

14. NOTICES. Any and all notices or communications which either party may desire or be required to give to the other shall be in writing and shall be sent to the other party by certified or registered mail at the address first written above, except that notices from Customer to TCG shall also be addressed to the attention of General Counsel, One Teleport Drive, Suite 301, Staten Island, NY 10311.

15. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Arizona.

16. INSURANCE. Customer covenants and agrees to provide, on or before the date of the commencement of the terms of this Agreement, and to keep in force and effect during the terms thereof for the benefit of Customer and TCG, a policy of comprehensive liability insurance or a certificate evidencing the existence thereof, conforming to the requirements of the applicable provisions of the Lease, whichever is greater.

17. ACCESS. Whenever Customer requires access to the Space, Customer shall give TCG twenty-four (24) hours prior notice by calling TCG at a phone number to be provided by TCG and requesting TCG to arrange for access to the Space. Customer shall reimburse TCG for all costs incurred by TCG in arranging access, including salary costs of the employees of TCG providing access to the Space to Customer and remaining at the Space during such time as Customer requires access. Access requirements for the Premises are outlined in Exhibit B.

TCG, at its sole discretion, may grant Customer use of an access card. Customer shall report the card lost or stolen to TCG as soon as discovered. A lost or stolen access card is replaceable upon $100 payment to TCG. Sandbox will require access card.
                                        5
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                                                               CONTROL #________

         IN WITNESS WHEREOF, Customer and TCG have respectively signed this Agreement as of the day and year first above written.

TCG:  Phoenix                             Customer:  Sandbox Entertainment
Sign:  /s/ Mike McHale                    Sign:/s/ Chad M. Little
     ------------------------------            ---------------------------------
Name:  Mike McHale                        Name:  Chad Little
Title: VP/GM                              Title: President
Date:  8/28/97                            Date:  8/28/97

___________
Initials
TCG VP/Ops

                                                               CONTROL #________

                   Exhibit A to Collocation Agreement between
                      Sandbox Entertainment and TCG Phoenix
                   Customer Equipment Collocation Request Form

Customer:  Sandbox Entertainment, a Delaware corporation
Customer Address:  2231 East Camelback, Phoenix, Arizona  85016
TCG Location:  2720 East Camelback, Phoenix, Arizona  85016
Collocation Term:  12 Months
Description of Equipment to be Installed:Equipment list is attached as Exhibit C Customer 24 Hour Maintenance Number:__________________________________
Estd. start date:_________________    Est. completion date:_____________________


        RACK / SPACE REQUIREMENTS                            POWER & MDF REQUIREMENTS
Number of Racks requested:  4                        Is -48 VDC required?  |_|  YES       |X|  NO
Does Customer wish to reserve rack space?            (TCG provides two 10-amp power feeds per rack
|X|  YES       |_|  NO                               (1=main; 1=standby) at $6.00 per amp per
Number of Racks reserved:  4                         month / Additional amperage charge is $6.00 per amp
Dimensions of Equipment (Standard Dimensions)        per month in increments of 10 amps)
Width:  23" (not to exceed 23")*                              Current:  20 amps
Height:  7' (not to exceed 7')*                      Does equipment require 120 VAC?
Depth:  24" (not to exceed 24")*                     |_|  YES       |_|  NO
Weight:  125 lbs. (NTE 125 lbs/ft)                   [TCG will provide -48 VDC as above.
*Items in excess cost additional.                    It is the Customer's responsibility to invert]
*Cabinet requires TCG prior approval.                Current:________________ amps
Cage Required?  |X|  YES       |_|  NO               Number of Demarc Positions required:  4
         (min:  5 racks / max:  9 racks)
         (floor space charges apply)

Installation  and  materials  charges  apply to equipment  installed by TCG. All
installations  must  meet  TCG  Installation   Standards.
NOTE: All customer specifications or drawings must be attached to this form.

Customer Sandbox Entertainment          TCG Phoenix


By: /s/ Chad M. Little                  By: /s/ Mike McHale
    -------------------------------        -------------------------------------
Title:  President                                            VP/GM
Dated:  8/28/97                         Dated:  8/28/97      ______
                                                             Initials
                                                             TCG  VP/Ops
                                        7
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                                                               CONTROL #________

                     Exhibit B to TCG COLLOCATION AGREEMENT
                  BETWEEN SANDBOX ENTERTAINMENT AND TCG PHOENIX
                               Collocate Schedule

1.       Premises:  2720 East Camelback, Phoenix, Arizona  (MAIN NODE)

2.       Term:  12 months
         Requested Service Date:  8/29/97
         Date Collection Term Ends:  8/29/98

3.       Renewal Period(s):

4.       Occupancy, Service and Build-out Fees
         Occupancy Fee: $2,000.00 ($500.00 per rack per month x 4 racks) Service Fee: $480.00 ($6.00 per amp per month 80 amps)
         Build-out Fee: $4,000.00 ($1,000 per rack  one-time x 4 racks)
         Reservation  Fee: N/A      (     per rack per month until  used)
         Floor Space Fee:  N/A      (100 square feet x CO Band per month)

5.       Landlord Information, if applicable:


6.       Delineation of Space: See floor plan, attached as Exhibit D.

7. Customer's forecast of capacity for DS1s, DS3s, etc. in year 1, and in years 3 and 5 if applicable:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________

Customer Sandbox Entertainment          TCG Phoenix


By: /s/ Chad M. Little                  By: /s/ Mike McHale
   -------------------------------         ---------------------------------
Title: President                                           VP/GM
Dated: 8/28/97                          Dated:  8/28/97    _____
                                                           Initials
                                                           TCG VP/Ops

                       EXHIBIT C TO COLLOCATION AGREEMENT
                                        8